UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: April 27, 2004
(DATE OF EARLIEST EVENT REPORTED)

REMINGTON OIL AND GAS CORPORATION

(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation)

1-11516 (Commission File No.)	75-2369148 (IRS Employer Identification Number)

8201 PRESTON ROAD — SUITE 600 Dallas, Texas (Address of principal executive offices)	75225-6211 (Zip Code)

(214) 210-2650
Registrant’s Telephone Number Including Area Code

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits

Exhibit
No.	Description
99.1	— Press Release of Remington Oil and Gas Corporation dated April 27, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 27, 2004, Remington Oil and Gas Corporation issued the Press Release appended to this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remington Oil and Gas Corporation
	By:	/s/ JAMES A. WATT
James A. Watt
President and Chief Executive Officer

Date: April 28, 2004

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
99.1	— Press Release of Remington Oil and Gas Corporation dated April 27, 2004.